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                                                                   EXHIBIT 10.10

         LEASE made this 9th day of August 1993 between NEW JERSEY CARPENTERS PENSION FUND hereinafter referred to as "Landlord", and, OPTICAL SYSTEMS INC. hereinafter referred to as "Tenant".

                                   WITNESSETH:

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant agree as follows:

                                    ARTICLE I

                                     GENERAL

         1.01 DEFINITIONS: Except where the context otherwise connotes, for all purposes of this Lease and all agreements supplemental thereto or modifying this Lease, the following terms shall have the meanings specified:

         (a) "Additional Rent" shall mean all sums payable by Tenant to Landlord pursuant to the various Articles herein in which said term is used;

         (b) "Basic Rent" shall mean the rent per annum so designated in Section
31.01 hereof, which shall be payable in equal monthly installments on the first day of each month during the Term, In advance, in the amount per month set forth in Section 31.01 hereof, and shall be paid at the office of Landlord, or such other place as Landlord may designate, without any set-off or deduction whatsoever, except that Tenant shall pay the first monthly installment simultaneously with the execution hereof, receipt of which Landlord hereby acknowledges;

         (c) "Broker" shall mean the real estate broker, if any, named in
Section 31.02 hereof;

         (d) "Building" shall mean the building located In Raritan Center, Edison, New Jersey designated In Section 31.03 hereof;

         (e) "Building Holiday" shall mean Washington's Birthday, Memorial Day, Independance Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and the day after, Christmas Day and New Year's Day as each of said holidays are celebrated in the State in which the Real Property is located;

         (f) "Commencement Date" shall mean the earlier to occur of:

            (1) The date the Premises are substantially completed in accordance with the provisions of Exhibit A annexed hereto, or

            (2) The date on which Tenant shall take possession and occupy the Premises.

As used herein, "substantially completed" shall mean that the premises are fully completed as to Landlord's building standard items of materials, work and installations, except for minor items, the incompletion of which will not unreasonably interfere with Tenant's normal business operation;

         (g) "Estimated Commencement Date" shall mean the date so designated in
Section 31.04 hereof;

         (h) "Excusable Delay" shall mean a delay caused by strike, lockout, act of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or any other cause similar or dissimilar, beyond the reasonable control of either Landlord or Tenant, or due to the passing of time while waiting for an adjustment of insurance proceeds;

         (i) "Governmental Authority" shall mean the town, village, city, county, state or federal government, or any agency or quasi-governmental agency, or any fire insurance rating organization having jurisdiction over the Real Property;

         (j) "Parking Spaces" shall mean the parking spaces, if any, dedicated for Tenant's use, located on the Real Property as shown on Exhibit B annexed hereto and made a part hereof;

         (k) "Premises" shall mean the area cross-hatched on the floor plan of the Building annexed hereto as Exhibit C and made a part hereof;

         (1) "Real Property" shall mean the land upon which the Building is located and the Building, collectively, said land area and building outline being shown on Exhibit B annexed hereto;

         (m) "Rentable Area of the Building" shall mean the number of square feet so designated in Section 31.05 hereof;

         (n) "Rentable Area of the Premises" shall mean the number of square feet so designated in Section 31.06 hereof, which shall equal the sum of:

            (1) the total number of square feet contained in the area shown on Exhibit C computed by measuring from the outside finish of the exterior of the Building to the office side of the common corridor walls and permanent walls, and to the center of partitions that separate the Premises, from adjoining areas in the Building, and

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            (2) Tenant's Proportionate Share of the area of the Building used for lobbies, common corridors, common toilets, air-conditioning rooms, fan rooms, janitor's closets, electrical closets and telephone closets, and also including stairways, elevator shafts, flues, stacks, pipe shafts and vertical ducts with their enclosing walls.

In computing Rentable Area of the Premises and Rentable Area of the Building, no deduction shall be made for columns and projections necessary for the structural integrity of the Building, and the measurements provided to Landlord by Landlord's architect shall be conclusive and binding upon the parties hereto;

         (o) "Security Deposit" shall mean the sum so designated in Section
31.07 hereof which is being deposited by Tenant with Landlord simultaneously herewith;

         (p) "Structural Repairs" shall mean repairs to the roof, foundation and permanent exterior walls and support columns of the Building;

         (q) "Tenant's Proportionate Share" is the percentage set forth in
Section 31.08 hereof;

         (r) "Term" shall mean a period of time beginning on the Commencement Date containing the number of consecutive months set forth in Section 31.09 hereof;

         (s) "Termination Date" shall mean the last day of the Term.

         1.02 PRORATION: In the event the Commencement Date shall fall on a day other than the first day of a month, the Basic Rent and Additional Rent payable hereunder for the balance of the calendar month in which the Commencement Date falls and for the portion of the calendar month in which the Termination Date falls prior to said Termination Date, shall be apportioned based on the number of days in those two months within the Term as compared to the number of days in those months,

         1.03 ENTIRE AGREEMENT: This Lease consists of this Lease Agreement and the attachments enumerated in Article XXXII hereof.

                                   ARTICLE II

                                  LEASE & RENT

         2.01 DURATION: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises for the Term.

         2.02 RENT: Tenant hereby covenants and agrees to pay, when due, the Basic Rent and all Additional Rent as herein provided.

         2.03 INTEREST: Any installment or installments of Basic Rent or Additional Rent accruing hereunder, and all other sums payable by Tenant hereunder which are not paid when due, shall bear interest at the maximum legal rate of interest allowed by law until the same shall be paid. If there is no maximum rate of interest, such sums shall bear interest at the prime rate charged by Landlord's bank plus 2% per annum.

                                   ARTICLE III

                                       USE

         The Premises shall be used only for executive, general, and administrative offices and for those additional uses listed in Section 31.10 hereof and for no other purpose.

                                   ARTICLE IV

                           CHANGE OF COMMENCEMENT DATE

         If, for any reason, the Premises are not ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect, and Tenant shall have no right to rescind, cancel or terminate same, nor shall Landlord be liable for damages, if any, sustained by Tenant by reason of inability to obtain possession thereof on such date. In such event, Landlord will give Tenant written notice at least thirty (30) days in advance of the date when Landlord expects the Premises to be ready for occupancy by Tenant, which date shall be the Commencement Date.

                                    ARTICLE V

                                   ACCEPTANCE

         When Tenant takes possession of the Premises, Tenant shall be deemed to have accepted the Premises as being satisfactory and in good condition as of the date of such possession.

                                   ARTICLE VI

                 COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS

         Tenant shall not do, or permit anything to be done in or to the Premises, or bring or keep anything therein which will, in any way, increase the cost of fire or public liability insurance on the Real Property,

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or invalidate or conflict with the fire insurance or public liability insurance policies covering the Real Property, any Building fixtures or any personal property kept therein, or obstruct or interfere with the rights of Landlord or of other tenants, or in any other way injure or annoy Landlord or other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with the present or future laws, rules or regulations of any Governmental Authority. Tenant agrees that any increase in fire insurance premiums on the Building or contents caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence, carelessness or willful action of Tenant, Tenant's agents, servants, employees, invitees or licensees, shall be reimbursed to Landlord within ten (10) days of demand therefor. Landlord shall have all the rights and remedies for the collection of same as are conferred upon Landlord for the collection of the Basic Rent provided to be paid pursuant to the terms hereof.

                                   ARTICLE VII

                             PERSONAL PROPERTY TAXES

         Tenant agrees to pay all taxes imposed on the personal property of Tenant, the conduct of its business and its use and occupancy of the Premises.

                                  ARTICLE VIII

                     REAL ESTATE TAXES & OPERATING EXPENSES

         8.01 REAL ESTATE TAXES: Tenant shall pay as Additional Rent increases in real estate taxes as set forth below:

         (a) For each year or part of a year occurring within the Term in which the total annual real estate taxes, assessments, sewer rents, rates and charges (the "Real Estate Taxes") which shall be levied, imposed or assessed upon the Real Property shall exceed the Real Estate Taxes levied, imposed or assessed for the "Base Tax Year", Tenant shall pay to Landlord within thirty (30) days after Landlord's presentation of a bill to Tenant therefor, a sum equal to Tenant's Proportionate Share of such excess. For the purposes of this Section 8.01, "Base Tax Year" shall mean the period of time so designated in Section 31.11 hereof;

         (b) Landlord may take the benefit of the provision of any statute or ordinance permitting any Real Estate Tax to be paid over a period of time;

         (c) Tenant's Proportionate Share of Real Estate Taxes in excess of the Real Estate Taxes for the Base Tax Year shall be determined from the amount finally determined to be legally due as a result of legal proceedings or otherwise. In the event the Real Estate Taxes for the Base Tax Year have not been finally determined by legal proceedings or otherwise at the time of payment of Real Estate Taxes for any subsequent year, the actual amount of Real Estate Taxes paid by Landlord for the Base Tax Year shall be used to calculate any excess thereof. Upon a final determination of the Real Estate Taxes for the Base Tax Year by legal proceedings or otherwise, Landlord shall deliver to Tenant a statement setting forth the amount of Real Estate Taxes for the Base Tax Year as finally determined and showing the computation of any adjustment due to Landlord or to Tenant by reason thereof. Any payment due to Landlord or any credit due to Tenant by reason of such adjustment shall be made as provided herein;

         (d) If Landlord shall receive any tax refund in respect of any tax year following the Base Tax Year, Landlord shall deduct from such tax refund any expenses incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, Landlord shall credit to Tenant Tenant's Proportionate Share of such refund. Any expenses incurred by Landlord in contesting the validity or the amount of the assessed valuation of the Real Property or of any Real Estate Taxes for any year after the Base Tax Year, to the extent not offset by a tax refund, shall be included as an item of Real Estate Taxes for the tax year in which such contest shall be finally determined for the purpose of computing the Additional Rent due Landlord or any credit due to Tenant hereunder;

         (e) If the tax year for Real Estate Taxes shall be changed, then an appropriate adjustment shall be made in the computation of the Additional Rent due to Landlord or any credit due to Tenant, in accordance with sound accounting principles to effectuate the changeover to any new tax year adopted by any taxing authority. "Real Estate Taxes" as set forth in this Article VIII shall mean those taxes attributable to the Real Property, provided that, if because of any change in the method of taxation of real estate, any other tax or assessment is imposed upon Landlord or the owner of the land or the Building or both of upon or with respect to the land or the Building or both or the rents or income therefrom in substitution for or in lieu of any tax or assessment which would otherwise be a Real Estate Tax, such other tax or assessment shall be deemed Real Estate Taxes for the purposes herein;

         (f) If the last year of the Term ends on any day other than the last day of a tax year, any payment due to Landlord or credit due to Tenant by reason of any increase in Real Estate Taxes shall be prorated and Tenant covenants to pay any amount due to Landlord within thirty (30) days after being billed therefor and Landlord covenants to credit any amount due to Tenant, as the case may be. These covenants shall survive the expiration or termination of this Lease.

         8.02 LANDLORD'S OPERATING EXPENSES: The Tenant shall pay as Additional Rent increases in Landlord's Operating Expenses as set forth below:

         (a) As used herein, the term "Landlord's Operating Expenses" shall mean those costs or expenses paid or incurred by Landlord for operating, maintaining and repairing the Real Property, including the cost of electricity for common areas including outside lighting, the cost of heating, ventilating and air conditioning the Building, water, fuel, window cleaning, janitorial service, insurance of all kinds

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carried in good faith by Landlord and applicable to the Real Property, snow removal, maintenance and cleaning of the parking lot, mowing and seeding of the lawn and tree areas, repairs of any kind for which Landlord is not reimbursed, painting, replacement of worn out mechanical or damaged equipment, uniforms, management fees, building and janitorial supplies, sundries, sales or use tax on supplies or services, wages and salaries of all persons engaged by Landlord in the operation, maintenance and repair of the Real Property, expenses incurred by Landlord under Sections 11.02 and 16.04 hereof, legal and accounting expenses, and any other expense or cost, which, in accordance with generally accepted accounting principles and the standard management practices for office buildings comparable to the Building would be considered as an expense of operating, maintaining or repairing the Real Property. Excluded from Landlord's Operating Expenses are capital improvement costs, costs reimbursed by insurance, the cost of work performed specifically for a tenant in the Building for which such tenant reimburses Landlord, costs in connection with preparing space for a new tenant and real estate brokers' commissions;

         (b) Tenant shall pay to Landlord as Additional Rent Tenant's Proportionate Share of the amount by which Landlord's Operating Expenses for any calendar year during the Term after the "Base Operating Year" exceeds Landlord's Operating Expenses during the Base Operating Year. For the purposes of this
Section 8.02, "Base Operating Year" shall mean the period of time so designated in Section 31.12 hereof;

         (c) No later than January 15 of each year of the Term, or within a reasonable period of time thereafter, Landlord shall submit to Tenant a statement ("Landlord's Statement") showing in reasonable detail Landlord's Operating Expenses during the preceding calendar year. Within thirty (30) days next following the submission of the Landlord's Statement which shows that Landlord's Operating Expenses for a calendar year exceeded Landlord's Operating Expenses for the Base Operating Year, Tenant shall pay to Landlord Tenant's Proportionate Share of the amount by which Landlord's Operating Expenses for the Base Operating Year were exceeded. Tenant or its representative shall have the right to examine Landlord's books and records with respect to the items in the foregoing Landlord's Statement during normal business hours at any time within ten (10) days following the delivery by Landlord to Tenant of such Landlord's Statement. Unless Tenant shall take written exception to any item contained therein within twenty (20) days after the delivery of same, such Landlord's Statement shall be considered as final and accepted by Tenant;

         (d) On the first day of each month following the submission of any Landlord's Statement which shows that Tenant is obligated to pay Additional Rent pursuant to Section 8.02 herein, Tenant shall pay to Landlord, on account of its potential obligation to pay such Additional Rent for the calendar year following the calendar year for which such Landlord's Statement shall have been rendered, a sum equal to one-twelfth (1/12th) of the amount which the Tenant shall have paid as such Additional Rent for such prior calendar year. Such sum shall be due with each monthly installment of Basic Rent until submission of the next succeeding Landlord's Statement and shall be collectible by Landlord as Additional Rent;

         (e) If at the end of each year the Tenant's Proportionate Share of actual increases in Operating Expenses Is greater or less than the amounts payable by Tenant during that year on account thereof pursuant to Section 8.02
(d) hereof, the deficiency or excess, as the case may be, shall either be payable immediately by Tenant to Landlord as Additional Rent, or credited by Landlord against the next monthly installment of Basic Rent, respectively.

         8.03 LIMITATION AND SURVIVAL: In no event shall any adjustment in Tenant's obligation to pay Additional Rent under this Article VIII result in a decrease in the Basic Rent payable hereunder. Tenant's obligation to pay Additional Rent and Landlord's obligation to credit to Tenant any amount referred to in this Article VIII, for the final year of the Term shall survive the Termination Date.

                                   ARTICLE IX

                              RULES AND REGULATIONS

         Tenant, on behalf of itself and its employees, agents, servants, invitees and licensees, agrees to comply with the Rules and Regulations with respect to the Real Property set forth at the end of this Lease and hereby expressly made a part hereof. Landlord shall have the right to make reasonable amendments thereto from time to time for the safety, care and cleanliness of the Real Property, the preservation of good order therein and the general convenience of all the tenants and Tenant agrees to comply with such amended Rules and Regulations, after twenty (20) days' written notice thereof from Landlord. All such amendments shall apply to all tenants in the Building, and will not materially interfere with the use and enjoyment of the Premises or the parking lot by Tenant.

                                    ARTICLE X

                                      ENTRY

         10.01 LANDLORD'S RIGHT OF ENTRY: Landlord and Landlord's agents and representatives shall have the right to enter into or upon the Premises, or any part thereof, at all reasonable hours for the following purposes:

         (a) Examining the Premises:

         (b) Making such repairs or alterations therein as may be necessary in Landlord's sole judgement for the safety and preservation thereof, there being no obligation, however, upon Landlord to make such repairs;

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         (c) Erecting, maintaining, repairing or replacing wires, cables, conduits, vents or plumbing equipment running in, to or through the Premises; or

         (d) Showing the Premises to prospective new tenants during the last year of the Term.

However, Landlord shall give Tenant reasonable prior written notice before commencing any non-emergency repair or alteration.

         10.02 EMERGENCIES: Landlord may enter upon the Premises at any time in case of emergency without prior notice to Tenant.

         10.03 NO EVICTION: Landlord, in exercising any of its rights under this
Article X, shall not be deemed guilty of an eviction, partial eviction or disturbance of Tenant's use or possession of the Premises and shall not be liable to Tenant for same.

         10.04 INTERFERENCE: All work performed by or on behalf of Landlord in or on the Premises pursuant to this Article X shall be performed with as little inconvenience to Tenant's business as possible, and in such manner as not to unreasonably interfere therewith.

                                   ARTICLE XI

                                   MAINTENANCE

         11.01 MAINTENANCE BY TENANT: Tenant shall take good care of the Premises throughout the Term and preserve same in the condition delivered to Tenant on the Commencement Date, normal wear and tear and damage by fire or other casualty not caused by Tenant, excepted. Tenant further agrees not to injure, overload, deface or commit waste of the Premises. Tenant shall be responsible for all injury or damage of any kind or character to the Real Property, including the windows, floors, walls, ceilings, lights, electrical equipment and HVAC equipment, caused by Tenant or by anyone using or occupying the Premises by, through or under the Tenant. Landlord reserves the right to repair same as necessary and Tenant shall pay as Additional Rent the costs incurred therefor to Landlord immediately upon demand.

         11.02 MAINTENANCE BY LANDLORD: Landlord shall be responsible for all Structural Repairs and shall maintain, repair and replace all plumbing, heating, air conditioning, electrical and mechanical fixtures (exclusive of starters, ballasts, bulbs and lamps and electrical and mechanical fixtures installed by or for Tenant) which shall be standard for the Building, when required, and maintain and make repairs to the parking area and the exterior of the Building. Landlord shall provide for regular extermination of vermin and shall replace broken exterior windows.

         11.03 CAUSATION: Nothing in this Article XI shall relieve the Tenant from the obligation to compensate Landlord for damage or injury to the Real Property due to or caused by Tenant's or Tenant's agent's, servant's, employee's, licensee's or invitee's use and occupancy of the Real Property, its or their negligent acts or omissions or its or their willful acts or failures to act.

                                   ARTICLE XII

                                   ALTERATIONS

         12.01 BY TENANT: Tenant shall make no changes in or to the Premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, Tenant at Tenant's sole expense, may hire contractors approved by Landlord to make alterations, installations, additions or improvements in or to the Premises (collectively "Alterations") which are non-structural and which do not affect utility services, plumbing or electrical lines in or to the Premises or the Building. All Alterations shall, at the option of the Landlord, become the property of Landlord and shall remain upon and be surrendered with the Premises. Nothing in this Article XII shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment. On or before the Termination Date, the Tenant shall remove its trade fixtures, furniture and equipment, and any Alterations which Landlord has not elected shall remain, at Tenant's own expense and shall repair any damage caused by such removal and, with respect to the removal of Alterations, shall restore the Premises to the condition existing prior to such Alteration. All property permitted or required to be removed by Tenant at the end of the Term remaining on the Premises after the Termination Date shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense.

         12.02 PERMITS: Prior to the commencement of any Alteration, Tenant shall at its sole expense, obtain all required permits, approvals and certificates required by all Governmental Authorities and upon completion of the Alteration, certificates of final approval thereof. Tenant shall deliver to Landlord promptly upon its receipt duplicates of same. Tenant shall carry and will cause Tenant's contractors and subcontractors to carry such workmen's compensation, general liability, personal and property damage insurance as Landlord requires in amounts no less than the amounts set forth in Section 31.15 hereof or as required by law.

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                                  ARTICLE XIII

                         TRANSFERS OF TENANT'S INTEREST

         13.01 PROHIBITION: Tenant shall not assign this Lease or sublet all or part of the Premises, or permit all or part of said Premises to be used by others, without the express, prior written consent of the Landlord. In addition, the Tenant shall not mortgage or otherwise encumber, or permit to be encumbered, its right, title and interest under this Lease or in and to the Premises or both.

         13.02 CONSENT: Unless Landlord elects to cancel and terminate all or part of this Lease as set forth in Section 13.03 hereof, Landlord covenants and agrees that it will not unreasonably withhold its consent to Tenant's assigning this Lease or subletting all or a part of the Premises, provided:

         (a) That Tenant shall not be in default under any of the terms, covenants, conditions, provisions and agreements of this Lease at the time of any notice or request for consent under the terms of this Article XIII and on the effective date of such subletting or assigning; and,

         (b) That no such subleasing or assigning shall be made with a tenant who shall be or who shall seek to use any portion of the Premises for a use not consistent with other uses in the Building.

         13.03 CONSENT PROCEDURE: If Tenant requests Landlord's consent to an assignment of this Lease or a subletting of all or any part of the Premises, Tenant shall submit to Landlord the name of the proposed assignee or subtenant, the terms of the proposed assignment or subletting, the nature of the proposed tenant's business, and such information as to the assignee's or subtenant's financial responsibility and general reputation as Landlord may reasonably require. Upon receipt of such request and information from Tenant, Landlord shall have the option to be exercised in writing within thirty (30) days after such receipt, to do one of the following:

         (a) Cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Premises; or

         (b) If the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion; or

         (c) To grant said request; or

         (d) To deny the Tenant's request.

In the event Landlord shall cancel this Lease, Tenant shall surrender possession of the Premises, or the portion of the Premises which is the subject of the cancellation, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises. If the Lease shall be cancelled as to a portion of the Premises only, the Basic Rent and Additional Rent payable by Tenant hereunder shall be reduced proportionately according to the ratio that the number of square feet in the portion of space surrendered bears to the square feet in the Rentable Area of the Premises. In the event that Landlord shall consent to a sublease or assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. An executed copy of each sublease or assignment and assumption of performance by the sublessee or assignee, on Landlord's standard form, shall be delivered to Landlord within live (5) days prior to the commencement of occupancy set forth in such assignment or sublease. No such assignment or sublease shall be binding on Landlord until Landlord has received such copies as required herein.

         13.04 TENANT NOT RELEASED: In no event shall any assignment or subletting to which Landlord may consent, release or relieve Tenant from its obligations to fully perform all of the terms, covenants and conditions of this Lease on its part to be performed for the balance of the Term.

                                   ARTICLE XIV

                                    SURRENDER

         On the Termination Date, or prior expiration of this Lease, Tenant shall peaceably and quietly quit and surrender to Landlord the Premises, broom clean, in as good condition as they were on the Commencement Date, ordinary wear and tear, repairs and replacements by Landlord, loss by fire, casualty and other causes beyond Tenant's control, and alterations, additions and improvements permitted hereunder, excepted. Tenant's obligation to observe or perform this covenant shall survive the Termination Date or prior expiration of the Term. If the Termination Date falls on a Sunday or a legal holiday, this Lease shall expire at 12 noon on the business day next preceding said date.

                                   ARTICLE XV

                                  HOLDING OVER

         If Tenant holds possession of the Premises beyond the Termination Date or prior expiration of the Term, Tenant shall become a tenant from month-to-month at DOUBLE the Basic Rent and Additional Rent payable hereunder and upon all other terms and conditions of this Lease, and shall continue to be such month-to-month tenant until such tenancy shall be terminated by Landlord and such

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possession shall cease. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Premises beyond the Termination Date or prior expiration of the Term, and Landlord, upon said Termination Date or prior expiration of the Term shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the speedy repossession of the Premises.

                                   ARTICLE XVI

                               LANDLORD'S SERVICES

         Landlord shall furnish to Tenant the heating, air conditioning and electrical and cleaning services only as set forth in this Article.

         16.01 HVAC: Air heating and air cooling, at the temperature set forth in Exhibit A annexed hereto, shall be furnished only between the hours of 8:00 a.m. and 6:00 p.m., Mondays through Fridays, and, 8:00 a.m. and 1:00 p.m., Saturday, excluding Building Holidays. Air heating and cooling shall be provided only when weather conditions require. If Tenant shall request the use of air heating or cooling at any times other than the hours provided herein for such service, Landlord shall furnish such to Tenant provided that:

         (a) Tenant pays to Landlord as Additional Rent in advance, the special overtime charge per hour set forth in Section 31.13 hereof, subject to prorated increases in the charge of electric energy by the public utility supplying same to the Building; and

         (b) Tenant's written request shall be received by Landlord by 1:00 p.m. on the day before such service is required.

Landlord shall not be liable for any damages which Tenant may suffer or incur due to a failure in the heating or cooling system, the extent of Landlord's liability being to remedy said failure as expeditiously as possible.

         16.02 ELECTRICITY: Subject to Section 16.03 hereof, throughout the Term, Landlord shall permit the Tenant to tie into the electrical distribution system serving the Premises provided Tenant's consumption does not exceed the maximum energy allocation to the Premises, upon the following terms and conditions:

         (a) Tenant shall pay for such electrical energy as provided herein and for the cost of electric surveys as defined herewith, as Additional Rent;

         (b) Landlord shall not be liable in any way to Tenant for any loss, damage or expense which Tenant may sustain or incur as a result of any failure, defect or change in the quantity or character of electricity furnished to the premises or if such quantity or character of electricity furnished to the Premises is no longer available or suitable for Tenant's requirements or due to any cessation, dimunition or interuption of the supply thereof;

         (c) An independant electrical engineer, selected by Landlord and reasonably acceptable to Tenant, shall survey Tenant's electric demand for lighting and equipment to determine Tenant's average monthly consumption. Until the survey is completed, the Tenant shall pay an estimated monthly electrical charge set forth in Section 31.14 hereof. Upon completion, the amount due per the survey shall be computed, and the difference, if any, between said amount and the estimated charge shall either be paid to Landlord, if there was an underpayment, or credited to Tenant, if there was an overpayment. Thereafter, until the Premises are resurveyed, Tenant shall pay Landlord each month, an amount equal to the average monthly consumption determined by the survey times the electric rate charged by the utility serving the Building. Landlord may resurvey the Premises at any time, and from time-to-time, and the electrical charges due shall be appropriately adjusted to accord with the results of the latest survey;

         (d) In the event that there shall be an increase or decrease in the rate schedule of the public utility for the supply of electric energy to the Building or the imposition of any tax with respect to such electric energy or increase in such tax following the Commencement Date, the Additional Rent payable hereunder shall be equitably adjusted to reflect the resulting increase, decrease or tax;

         (e) Tenant shall be responsible for replacing all light bulbs, fluorescent lamps, whether or not Building standard, and all ballasts used by Tenant in the Premises.

Tenant covenants that its use of electricity in the Premises shall be limited to and for the operation of the building standard lighting, and electric typewriters, calculators, copying machines and other small office machines. The use of large copying machines and computers is specifically prohibited unless the proposed consumption is included in the survey referred to above. Tenant shall make no alteration to the existing electrical equipment or connect any fixtures, appliances or equipment in addition to the equipment listed above without the prior written consent of Landlord in each instance. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord may require an Increase in the Additional Rent by an amount which will reflect the cost of the additional equipment and service to be furnished by Landlord. The amount of such increase in Additional Rent shall be determined by an independent electrical engineer, to be selected by Landlord whose services shall be paid for by Tenant.

         16.03 DISCONTINUANCE OF ELECTRICAL SERVICE: Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon not less than one hundred twenty
(120) day's written notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Landlord shall,not be obliged to furnish electric energy to Tenant and the Additional Rent shall be reduced by a sum per annum equal to the amount certified by an independent electrical engineer as the cost of such electricity to Landlord. If Landlord so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric energy to the Building. Tenant may obtain such electric energy by means of the then-existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy from the public utility company shall be installed and maintained by Tenant at its sole expense.

         16.04 CLEANING: Landlord shall provide cleaning services to the Premises and the Building as set forth In Exhibit D annexed hereto.

         16.05 NO LIABILITY: The failure of Landlord to furnish any service hereunder shall not be construed as a constructive eviction of Tenant and shall not excuse Tenant from failing to perform any of its obligations hereunder and shall not give Tenant any claim against Landlord for damages for failure to furnish such service.

                                  ARTICLE XVII

                                 QUIET ENJOYMENT

         Landlord covenants and agrees that, upon the performance by Tenant of all of the covenants, agreements and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold and enjoy the Premises, subject and subordinate to the rights set forth in Article XX, free from any Interference whatsoever by, from or through the Landlord, provided, however, that no diminution or abatement of the Basic Rent, Additional Rent or other payment to Landlord shall be claimed by or allowed to Tenant for inconvenience or discomfort arising from the making of any repairs or improvements to the Premises or the Real Property, nor for any space taken to comply with any law, ordinance or order of any Governmental Authority, except as provided for herein.

                                  ARTICLE XVIII

                                  AIR AND LIGHT

         This Lease does not grant any right to light and air.

                                   ARTICLE XIX

                                     DEFAULT

         19.01 EVENT OF DEFAULT: Each of the following, whether occurring before or after the Commencement Date, shall be deemed a Default by Tenant and a breach of this Lease:

         (a) The filing of a petition by or against Tenant for adjudication as a bankrupt, or for reorganization, or for an arrangement or for relief under any bankruptcy or insolvency laws;

         (b) The commencement of any action or proceeding for the dissolution or liquidation of Tenant, whether instituted by or against Tenant, or for the appointment of a receiver or trustee of the property of Tenant under any state or federal law or statute for relief of debtors;

         (c) The making by Tenant of an assignment for the benefit of creditors;

         (d) The suspension of business by Tenant or any act by Tenant amounting to a business failure;

         (e) The filing of a tax lien or a mechanics' lien against any property of Tenant;

         (f) Tenant's causing or permitting the Premises to be vacant, or abandonment of the Premises by Tenant, for a period in excess of ten (10) days;

         (g) Failure by Tenant to pay Landlord when due the Basic Rent, the Additional Rent herein reserved, or any other sum required to be paid by the terms of this Lease;

         (h) The creation or imposition of a lien or encumbrance on or against the Tenant's interest under this Lease or in or to the Premises whether or not the Tenant consents thereto;

         (i) A failure by Tenant to perform any other term, covenant, agreement or condition of this Lease on the part of Tenant to be performed;

         (j) A default by Tenant under any other lease or sublease with Landlord.

         19.02 RIGHTS AND REMEDIES UPON DEFAULT: If an event of default occurs, Landlord shall be entitled to take such action as it deems advisable, from time to time, under any one or more of the provisions of this Section 19.02:

         (a) Landlord may proceed as it deems advisable, at law or in equity, to enforce the provisions of this Lease or to collect damages for the breach thereof, or both;

         (b) Landlord may notify Tenant that this Lease shall terminate on a date specified in the notice, and this Lease shall terminate on the date so specified but, notwithstanding such termination, Tenant's liability for its failure to comply with any provision of this Lease shall continue;

         (c) Landlord may re-enter the Premises and any improvements located thereon, may repossess itself (by summary proceedings, ejectment or otherwise), may dispossess Tenant, and may remove Tenant from the Premises, without further notice to Tenant; and Tenant waives any right to the service of any notice of Landlord's intention to re-enter provided for by any present or future law, and any right to re-enter the Premises or restore the operation of this Lease;

         (d) Landlord may relet the Premises, as a whole or in part, for such term or terms (which may be greater or less than the period which would have constituted the balance of the Term if the Lease had not been terminated) and on such conditions (which may include concessions or free rent) as Landlord determines; but Landlord shall be under no duty to relet the premises or to collect any rent in connection with any reletting. Any expenses of reletting the Premises such as brokers' fees, advertising, decorating, repairs, replacements and alterations shall be payable by Tenant as Additional Rent;

         (e) The Landlord may remove any subtenant of the Tenant from the Premises, or at Landlord's election, may take over any or all subleases and collect the rent and other charges due under any subleases;

         (f) Landlord may take possession of any property, equipment or fixtures of Tenant in or at the Premises and sell same at public or private sale and apply the proceeds of such sale, less the expenses, to any amounts then or thereafter due Landlord hereunder;

         19.03 ADVANCES, ETC. BY LANDLORD: If any event of default occurs, Landlord may pay any amount payable by Tenant under any provision of this Lease or comply with any provision of this Lease on the part of Tenant to be complied with, and make such expenditures in connection therewith (including reasonable attorney's fees incurred by Landlord in enforcing the provisions of this Lease) as Landlord deems advisable; and Tenant shall pay Landlord on demand, in addition to Basic Rent, each amount so paid or expended by Landlord, with interest as aforesaid; but no such payment or compliance by Landlord shall constitute a waiver of Tenant's failure to make such payment or to comply with such provision, or affect any right or remedy of Landlord with respect thereto.

         19.04 ADDITIONAL REMEDIES, WAIVERS, ETC.: With respect to the rights and remedies of, and waivers by, Landlord:

         (a) The rights and remedies of Landlord under Section 19.02 shall be in addition to every other right and remedy now or hereafter provided by law, and all such rights and remedies shall be cumulative and not exclusive one of the other; and Landlord may exercise such rights and remedies at such times, to such extent, and as often, as Landlord deems advisable, and without regard to whether the exercise of one right or remedy precedes, concurs with or succeeds the exercise of another;

         (b) A single or partial exercise of a right or remedy shall not preclude a further exercise thereof, or the exercise of another right or remedy from time-to-time;

         (c) No delay or omission by Landlord in exercising a right or remedy shall exhaust or impair the same, or constitute a waiver of, or acquiescence in, a default;

         (d) No waiver of a default shall extend to or affect any other default or impair any right or remedy with respect thereto;

         (e) No action or inaction by Landlord, whether it be the acceptance of Basic Rent or otherwise, shall constitute a waiver of a default; and

         (f) No waiver of a default shall be effective, unless it be in writing.

                                   ARTICLE XX

                           SUBORDINATION & ESTOPPEL

         20.01 SUBORDINATION: Tenant agrees that this Lease, and all of the Tenant's right, title and interest in and to the Premises, is subject and subordinate to all ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter demising or encumbering all or part of the Real Property, and to all advances made or hereafter to be made upon the security thereof. This subordination provision shall be self operative and no further instrument of subordination shall be required, PROVIDED, HOWEVER, Tenant agrees to execute and deliver, upon request, such further instrument or Instruments confirming this subordination as shall be desired by Landlord or by any lessor or lessee or mortgagee of the Real Property; and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments.

         20.02 ESTOPPEL CERTIFICATES: Within ten (10) days after either party shall have requested the same, the other party shall deliver a certificate to it certifying:

         (a) That this Lease has not been supplemented or amended or, if it shall have been supplemented or amended, specifying the manner in which it has been supplemented or amended;

         (b) That this Lease is in full force and effect, or if it be alleged that this Lease is not in full force and effect, specifying the reasons therefor;

         (c) The date to which the Basic Rent and Additional Rent has been paid; and

         (d) That there exists and has existed no condition which constitutes a potential default or an event of default, or if such condition exists or has existed, specifying the nature thereof;

Provided, that, in any such certification by Landlord it need only certify as to facts within its knowledge; and any such certificate may be relied upon by the party requesting it or any other person to whom the same may be exhibited or delivered; and the contents of such certificate shall be binding on the party which executed the same.

                                   ARTICLE XXI

                            CASUALTY AND CONDEMNATION

         21.01 DAMAGE BY FIRE OR OTHER CASUALTY: If the Premises shall be damaged by fire or other casualty not arising from the fault or negligence of Tenant, or its servants, agents, employees, invitees or licensees the following shall apply:

         (a) Except as otherwise provided in subsection (b) hereof, the damage shall be repaired by and at the expense of Landlord, and, if any of the Premises is unusable, the Basic Rent and Additional Rent shall be equitably abated according to the part of the Premises which continues to be usable by Tenant until such repairs shall be made. Tenant shall repair or replace its own furniture, furnishings and equipment;

         (b) If the Premises are totally damaged, or are rendered wholly untenantable, or if Landlord's architect certifies that the damage cannot be repaired within ninety (90) days of the casualty, or if Landlord shall decide not to restore or repair the same, or if the Landlord shall decide to demolish the Building or to rebuild it, then Landlord shall, within ninety (90) days after such fire or other casualty, give Tenant notice of such decision, and thereupon the Term shall expire ten (10) days after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord;

         (c) If the Premises are to be repaired and restored, Landlord shall complete the repair and restoration of the Premises within six (6) months from the date of the casualty, subject, however, to Excusable Delays. If the Premises are not repaired or restored within said period plus extensions for Excusable Delays, Tenant shall have the right to cancel and terminate this Lease upon the delivery of a notice to Landlord delivered within fifteen (15) days after the expiration of the aforesaid six (6) month period, as extended;

         (d) Landlord agrees that it shall diligently pursue all repair and restoration work required on its part to be completed hereunder.

         21.02 CONDEMNATION: If the Premises shall be acquired by eminent domain proceedings, or conveyance in lieu thereof, (a "Taking"), the Term shall cease and terminate from the date possession of the taken area is transferred to the condemnor. If only a portion of the Premises or the Building shall be so acquired or condemned, this Lease shall cease and terminate at Landlord's option, but if such option is not exercised by Landlord, an equitable adjustment of the Basic Rent and Additional Rent payable by Tenant for the remaining portion of the Premises shall be made. In the event of a Taking, whether or not this Lease terminates, Tenant shall have no claim against Landlord for the value of any unexpired Term or any other losses resulting from the Taking (other than for the adjustment of the Basic Rent and Additional Rent as hereinbefore mentioned), nor shall Tenant be entitled to any portion of any amount that may be awarded as damages or paid as a result of such proceedings or for a conveyance or as the result of any agreement made by the condemning authority with Landlord.

                                  ARTICLE XXII

                          CHANGES SURROUNDING BUILDING

         This Lease shall not be affected or impaired by any change in any sidewalk, alley or street adjacent to or around the Building.

                                  ARTICLE XXIII

                                TENANT'S PROPERTY

         The Tenant hereby assumes the risk of loss or damage, including all consequential losses and damage, to any real or personal property, constructed, used, kept, placed, or stored by Tenant in or at the Premises, or real or personal property used, kept, placed, or stored by Tenant in or at other property of the Landlord of which the Premises form a part, including the Real Property, caused by fire, water, theft, war, vermin, flood or any other casualty or peril normally included in multi-peril all risk insurance with minimum allowable specific peril or casualty exclusions, agrees not to look to the Landlord or its allied or affiliated corporations, partnerships, or individuals for indemnification for the same, and hereby releases the Landlord from any liability for any such loss or damage. The Tenant agrees to look solely to third parties, its insuror, if any, or itself for compensation for such loss or damage. If the Tenant chooses not to self insure against any or all such perils or casualties, and obtains insurance against such loss or damage from a commercial carrier, or other third party, the Tenant further agrees that each such policy shall contain the following provision, or one to similar affect:

         Any written agreement or release from liability entered into by the insured prior to any loss hereunder shall not affect this policy or the right of the insured to recover hereunder. The Insuror hereby waives its right to recover from the Landlord and Landlord's allied or affiliated corporations, partnerships, or individuals by way of subrogation or otherwise for any loss payable under this policy.

                                  ARTICLE XXIV

                                     NOTICE

         Notices by either party to the other shall be in writing and shall be sent by registered or certified mail addressed to Landlord or Tenant at their respective addresses hereinabove set forth, or to such other address as either party shall hereafter designate by notice as aforesaid. All notices properly addressed shall be deemed served three (3) days after the date of mailing, except that notice of change of address shall not be deemed served until received by the addressee.

                                   ARTICLE XXV

                  DISCLAIMER BY AND INDEMNIFICATION OF LANDLORD

         The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the Premises and the Real Property, by reason of any existing or future condition, defect, matter or thing in the Premises or Real Property, or for the acts, omissions or negligence or other persons or tenants in and about the Premises and the Real Property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons, occurring in or about the Premises and the Real Property.

                                  ARTICLE XXVI

                               TENANT'S INSURANCE

         Tenant shall provide on or before the Commencement Date for the benefit of Landlord and Tenant a comprehensive policy of liability insurance insuring Landlord and Tenant against any liability whatsoever occasioned by accident on or about the Premises and the Real Property or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies reasonably satisfactory to Landlord, and the limits of liability thereunder shall not be less than the amounts set forth in Section 31.15 hereof for personal injury, including death, in respect of any one person, in respect of any one occurrence, and in respect of property damage. Such insurance may be carried under a blanket policy covering other locations of Tenant, if any. Landlord shall be a named insured under such policy. Prior to the time such insurance is first required by this Article XXVI to be carried by Tenant, and thereafter, at least fifteen (15) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance, which policy or certificate shall provide that such insurance may not be cancelled except upon thirty (30) days prior notice to Landlord. Upon failure at any time on the part of Tenant to procure and deliver to Landlord the policy or certificate of insurance, as hereinabove provided, stamped "Premium Paid" by the issuing company at least fifteen (15) days before the expiration of the prior insurance policy or certificate, if any, or to pay the premiums therefor, Landlord shall be at liberty, from time to time, as often as such failure shall occur, to procure such insurance and to pay the premium therefor, and any sums paid for insurance by Landlord shall be and become, and are hereby declared, to be Additional Rent hereunder for the collection of which Landlord shall have all the remedies provided for in this Lease or by law for the collection of rent. Payment by Landlord of such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release the default of Tenant with respect thereto. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as an Event of Default hereunder entitling Landlord to exercise any or all of the remedies as provided in this Lease.

                                  ARTICLE XXVII

                               TENANT'S LIABILITY

         in addition to the other obligations and liabilities of the Tenant set forth herein, Tenant shall reimburse Landlord for all expenses, damages or fines, incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, its agents, servants, employees, invitees Or licensees of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants, employees, invitees and licensees in the use or occupancy of the Premises. Any such expense shall be deemed Additional Rent, due in the next calendar month after it is incurred.

                                 ARTICLE XXVIII

                                SECURITY DEPOSIT

         26.01 USE AND DISPOSITION: If an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Basic Rent, Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants or conditions of this lease, including but not limited to, any damages or deficiency accruing before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant without interest after the Termination Date and after delivery of possession of the entire Premises to Landlord.

         28.02 TRANSFER OF DEPOSIT: In the event of a sale of the Real Property or a leasing thereof, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee, as the case may be, and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit; Tenant agrees to look to the new landlord solely for the return of the Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new owner or lessee, Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                  ARTICLE XXIX

                                  MISCELLANEOUS

         29.01 RESERVATION OF RIGHTS: Landlord reserves the following rights;

         (a) During the last ninety (90) days of the Term, to redecorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy;

         (b) To maintain pass keys to the Premises; and

         (c) To enter upon the Premises and exercise the foregoing rights hereby reserved without being deemed to have caused an eviction or disturbance of Tenant's use and possession of the Premises and without being liable in any manner to Tenant.

         29.02 MECHANICS' LIENS: Any mechanics', materialmen's or laborer's lien filed against the Real property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be bonded or otherwise removed by Tenant at Tenant's expense within ten (10) days.

         29.03 NOTICE OF FIRE AND ACCIDENTS: Tenant shall give Landlord immediate notice in case of fire or accident on the Premises or, it involving Tenant, its servants, agents, employees, invitees or licensees, in the Building or on the Real Property.

         29.04 DIRECTORY: Landlord shall furnish and service at the entrance of the Building a directory, listing a reasonable and customary number of names that Tenant may from time to time request to be listed in such directory.

         29.05 FORCE MAJEURE: If by reason of an Excusable Delay, including, without limitation, a strike, labor troubles or other cause beyond Landlord's control, or governmental preemption in connection with a national emergency or any rule, order or regulation of any Governmental Authority, or conditions of supply and demand which are affected by war or other emergency, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay Basic Rent and Additional Rent hereunder shall in no way be affected, impaired or excused.

         29.06 BROKER. Tenant represents that it has not dealt with any real estate broker in connection with this Lease, other than the Broker. Tenant indemnities and holds Landlord harmless of and from any and all claims, liabilities, costs or damages Landlord may incur as a result of a breach of this representation.

         29.07 CONSTRUCTION: The following rules shall be employed in interpreting this Lease:

         (a) Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and of fact as though made in the form of covenants;

         (b) Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires;

         (c) All pronouns and any variations thereof shall be deemed to refer to the neuter, masculine, feminine, singular or plural as the identity of the Tenant requires;

         (d) No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies in law or equity except as otherwise specifically provided;

         (e) If, and to the extent that, any of the provisions of any Exhibits to this Lease conflict or are otherwise inconsistent with any of the preceding provisions of this Lease, or of the Rules and Regulations appended to this Lease, whether or not such inconsistency is expressly noted in the Exhibits, the provisions of the Exhibits shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency;

     (f) The parties mutually agree that the headings and captions contained in this Lease are Inserted for convenience of reference only, and are not to be deemed part of or to be used In construing this Lease;

     (g) Each provision hereof on the Tenant's part to be performed shall be deemed a covenant running with the land;

     (h) This Lease has been executed and delivered in the State of New Jersey and shall be construed in accordance with the laws of the State of New Jersey:

     (i) Landlord has made no representations or promises with respect to the Premises or the Real Property, except as expressly contained herein. Tenant has inspected the Premises and agrees to take the same in an "As is" condition, except as otherwise expressly set forth. Landlord shall have no obligation, except as herein set forth, to do any work in and to the Premises to render them ready for occupancy and use by Tenant.

     29.08 NO RECORDATION: Tenant shall not record this Lease or a memorandum thereof.

                                   ARTICLE XXX

                         TRANSFER OF LANDLORD'S INTEREST

     If the Landlord hereinbefore named in this Lease, or a successor Landlord as hereinafter defined, transfers title to the Premises, Building or Real Property, or leases same to another, and in connection therewith assigns this Lease to such transferee or lessee, then from and after the date of such assignment, the transferee or lessee shall be the successor Landlord, all of the obligations of the Landlord shall devolve upon its successor, and the Landlord or successor Landlord making the transfer or lease and assignment shall be entirely freed and relieved of all of the obligations of the Landlord herein thereafter accruing.

                                  ARTICLE XXXI

                                     INSERTS

     Listed below are particulars of this Lease referred to in other Sections hereof:

                     AS PER LETTER OF INTENT DATED 6/28/93

     31.01 BASIC RENT: $/ YEAR 1  $34,164.00  per annum;  $2,847.00 per month

                          YEAR 2  $39,858.00  per annum;  $3,321.00 per month

                          YEAR 3  $45,552.00  per annum;  $3,796.00 per month

     31.02 BROKER: JOHN D. LAZARUS INC.

     31.03 BUILDING: RARITAN PLAZA II, EDISON, N.J.

     31.04 ESTIMATED COMMENCEMENT DATE: AUGUST 1, 1993

     31.05 RENTABLE AREA OF THE BUILDING: 80,240 SQ. FT.

     31.06 RENTABLE AREA OF THE PROMISES:  2,847 SQ. FT.

     31.07 SECURITY DEPOSIT: ONE MONTH'S RENT

     31.08 TENANT'S PROPORTIONATE SHARE:  3.55%

     31.09 NUMBER OF CONSECUTIVE MONTHS IN TERM:  37

     31.10 ADDITIONAL USES:  NONE

     31.11 BASE TAX YEAR:  1993





     31.12 BASE OPERATING YEAR:  1993


     31.13 SPECIAL HVAC OVERTIME CHARGE PER HOUR:  $18.00

     31.14 ESTIMATED MONTHLY ELECTRICAL CHARGE:  $296.56

     31.15 INSURANCE: $        for personal injury (including death) per person;
$        for personal injury (including death) per occurrence; and $       for
property damage.

                                  ARTICLE XXXII

                            SUCCESSORS & ATTACHMENTS

        The Exhibits and other Attachments to this Lease are hereinafter enumerated; and the terms and conditions of this Lease and Attachments shall inure to and be binding upon the parties hereto and their respective heirs or successors and assigns.

                           ENUMERATION OF ATTACHMENTS

        Rules and Regulations
        EXHIBIT A: Work Letter
        EXHIBIT B: Site Plan
        EXHIBIT C: Floor Plan Indicating Premises
        EXHIBIT D: Building Cleaning Specifications





        ADDITIONAL ITEMS AS CONTAINED ON THE ANNEXED LETTER OF INTENT BETWEEN THE PARTIES SHALL BE INCORPORATED HEREIN BY REFERENCE.













     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first above written.



                                     /s/ George R. Laufenberg
                                     ------------------------------------------
                                     NJ CARPENTERS PENSION FUND

                                                                       LANDLORD

                                     BY:  GEORGE R. LAUFENBERG
                                          ADMINISTRATIVE MANAGER


                                     /s/ Warren Zimmerman
                                     ------------------------------------------
                                     OPTICAL SYSTEMS INC.

                                                                         TENANT

                                     BY:  WARREN ZIMMERMAN
                                          PRESIDENT

                              RULES AND REGULATIONS

     1. Tenant shall not obstruct or permit its agents, clerks or servants to obstruct, in any way, the sidewalks, entry passages, corridors, halls, stairways or elevators of the Building, or use the same in any other way than as a means of passage to and from the offices of Tenant; bring in, store, test or use any materials in the Building which could cause a fire or an explosion or produce any fumes or vapor; make or permit any improper noises in the Building; smoke in the elevators; throw substances of any kind out of the window or doors or down the passage of the Building, or in the halls or passageways; sit on or place anything upon the window sills; or clean the windows.

     2. Waterclosets and urinals shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or any other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

     3. The windows, doors, partitions and lights that reflect or admit light into the halls or other places of the Building shall not be obstructed. NO SIGNS, ADVERTISEMENTS OR NOTICES SHALL BE INSCRIBED, PAINTED, AFFIXED OR DISPLAYED IN, ON, UPON OR BEHIND ANY WINDOWS, except as may be required by law or agreed upon by the parties; and no sign, advertisement or notice shall be inscribed, painted or affixed on any doors, partitions or other part of the inside of the Building, without the prior written consent of Landlord. If such consent be given by Landlord, any such sign, advertisement, or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the cost of the same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

     4. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service shall be entered into by Tenant, nor shall any vending machine of any kind be installed in the Building, without the prior written consent of Landlord.

     5. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord. The number and location of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be approved by Landlord. No tenant shall lay linoleum or other similar floor covering so that the same shall be in direct contact with the floor of the Premises; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, the use of cement or other similar adhesive material being expressly prohibited.

     6. Landlord shall have the right to prescribe the weight, size and position of all sales and other bulky or heavy equipment and all freight brought into the Building by any tenant; and also the times of moving the same in and out of the Building; and all such moving must be done under the supervision of Landlord. Landlord will not be responsible for loss of or damage to any such equipment or freight from any cause; but all damage done to the Building by moving or maintaining any such equipment or freight shall be repaired at the expense of Tenant. All sales shall stand on a base of such size as shall be designated by the Landlord. The Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     7. No machinery of an kind or articles of unusual weight or size will be allowed in the Building, without the prior written consent of Landlord, Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgement, to absorb and prevent vibration, noise and annoyance.

     8. No additional lock or locks shall be placed by Tenant on any door in the Building, without prior written consent of Landlord. Two keys will be furnished Tenant by Landlord; two additional keys will be supplied to Tenant by Landlord, upon request, without charge; any additional keys requested by Tenant shall be paid for by Tenant. Tenant, its agents and employees, shall not have any duplicate key made and shall not change any locks. All keys to doors and washrooms shall be returned to Landlord at the termination of the tenancy, and, in the event of loss of any keys furnished, Tenant shall pay Landlord the cost thereof.

     9. Tenant shall not employ any person or persons other than Landlord's janitors for the purpose of cleaning the Premises, without prior written consent of Landlord. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occuring, or for any damage done to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause. The janitor's service furnished by Landlord does not Include the beating or cleaning of carpets or rugs.

    10. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises.

    11. The requirements of Tenant will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work for Tenant or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

    12. The Premises shall not be used for lodging or sleeping purposes, and cooking therein is prohibited.

    13. Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises; manufacture or store goods, wares or merchandise upon the Premises, without the prior written approval of Landlord, except the storage of ususal supplies and inventory to be used by Tenant in the conduct of its business; permit the Premises to be used for gambling; make any unusual noises in the Building; permit to be played any musical instrument in the Premises; permit to be played any radio, television, recorded or wired music in such a loud manner as to disturb or annoy other tenants, or permit any unusual odors to be produced upon the Premises. Tenant shall not occupy or permit any portion of the Premises leased to him to be occupied as an office for a public stenographer or typist, or for the possession, storage, manufacture, or sale of intoxicating beverages, narcotics, tobacco in any form, or as a barber or manicure shop.

    14. After 6 P.M. until 8:00 A.M. on weekdays, after 1:00 P.M. on Saturdays and at all hours on Sundays and legal holidays, the Building is closed. Landlord reserves the right to exclude from the Building during such periods all persons who do not present a pass to the Building signed by Tenant. Each tenant shall be responsible for all persons for whom he issues such pass and shall be liable to Landlord for all acts of such persons.

    15. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such curtains, blinds and shades must be of a quality, type, design, and color, and attached in a manner approved by Landlord.

    16. Canvassing, soliciting and peddling in the building are prohibited, and Tenant shall cooperate to prevent the same.

    17, There shall not be used in the Premises or in the Building, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in passenger elevators.

     18. Each tenant, before closing and leaving the Premises, shall ensure that all windows are closed and all entrance doors locked.

     19. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     20. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

       (a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

       (b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

       (c) the right to install and maintain a sign or signs on the exterior of the Building;

       (d) the exclusive right to use or dispose of the use of the roof of the Building;

       (e) the right to limit the space on the directory of the Building to be allotted to Tenant;

       (f) the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

     21. Tenant shall list all articles to be taken from the building (other than those taken out in the usual course of business of Tenant) on Tenant's letterhead, or a blank which will be furnished by Landlord. Such list shall be presented at the office of the Building for approval before such articles are taken from the Building or accepted by any elevator operator.

     22. The Tenant, its employees, agents, representatives, invitees and business visitors shall comply promptly and courteously with the directions of any building security personnel hired by Landlord.

                        BUILDING CLEANING SPECIFICATIONS

A. GENERAL (FIVE NIGHTS PER WEEK)

  1. All ceramic, tile and other unwaxed flooring to be swept nightly and washed as necessary.

  2. All composition tile to be swept. In sweeping, all furniture to be moved when necessary to reach inaccessible areas.

  3.  All carpeting, rugs and upholstered furniture to be vacuumed.

  4. All furniture, fixtures, pictures, ledges, chair rails and other furniture and window sills to be hand-dusted and cleaned . All window sills to be washed when necessary.

  5.  All ash trays to be emptied and damp-wiped clean.

  6. All waste receptacles to be emptied and refuse removed to a designated area of the building.

  7. Interiors of all waste disposal cans and baskets will be kept clean by inserting a plastic liner in each. Wash disposal units and replace liners upon request.

  8.  All water coolers to be washed.

  9. All door louvres and other ventilating louvres within reach to be hand-dusted.

  10. All telephones to be hand-dusted.

  11. All bright work to be wiped clean and polished.

  12. All fingerprints and smudges to be removed from painted verticle surfaces whenever and wherever practicable.

  13. All stairways to be swept and dusted nightly and mopped or scrubbed weekly.

  14. The elevators to be swept, dusted, washed nightly and waxed as necessary.

B. LAVATORIES (Five Nights Per Week)

  1. All lavatory rooms to be swept and washed nightly with Phenolic or Quaternary disinfectant and power machine scrubbed monthly.

  2. All mirrors, shelves, bright work and enameled surfaces in lavatories to be washed and polished.

  3. All basins, bowls and urinals to be scour-washed with a Phenolic or Quaternary disinfectant.

  4.  All toilet seats to be scour-washed and disinfected.

  5. All partitions, tile walls, dispensers and receptacles to be hand-dusted and washed when necessary.

  6. Landlord to furnish paper towels, toilet tissue, hand soap and sanitary napkins. Units should be checked and replenished daily.

  7.  All paper towel receptacles to be emptied.

  8.  All sanitary napkin disposal receptacles to be emptied.

  9. All wall tile and stall surfaces to be washed and polished as often as necessary.

C. HIGH DUSTING

  1. All pictures, frames, charts, graphs and similar wall hangings not reached in daily cleaning to be dusted at least twice per month.

  2. All verticle surfaces such as walls, partitions, doors, bucks and other surfaces not reached in daily cleaning to be dusted at least twice per month.

  3. All pipes, ventilating and air conditioning louvres, ducts, high mouldings and other high areas not reached in daily cleaning to be dusted at least once per month.

D. LOBBY

  1.  Floors of entrance lobby to be swept and washed as necessary.

  2.  Lobby wall surfaces to be hand-dusted as often as necessary.




                                   EXHIBIT D